UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2006

Capital Growth Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 East Commerce Drive, Suite A, Schaumburg, Illinois 60173

(Address of Principal Executive Offices, Including Zip Code)

(630) 872-5800

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure Of Directors Or Principal Officer; Election Of Directors; Appointment Of Principal Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signature
Exhibit Index

Section 1 - Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

Effective on June 28, 2006, Capital Growth Systems, Inc. (the “Corporation”) entered into an employment agreement, and a stock option agreement and a performance option agreement with Thomas G. Hudson, upon appointment of Mr. Hudson as the Corporation’s Chief Executive Officer (“CEO”) and a member of the Board of Directors ("Board"). Each agreement was approved by the Company’s Board.

Mr. Hudson’s appointment as CEO was pursuant to an employment agreement (“Agreement”), the major terms of which are briefly summarized here. Mr. Hudson has been appointed to the position of CEO and shall have the normal duties, responsibilities and authority of the position of CEO, subject to the power of the Board to limit such duties, responsibilities and authority. The term of the Agreement shall be for a period of two (2) years, subject to either party terminating it prior to the expiration of such two (2) year term. The term shall continue for additional one (1) year term if neither party terminates the Agreement prior to the expiration of the original two (2) year term and each subsequent extension. Mr. Hudson’s annual base salary shall be equal to $240,000 with the possibility of an annual performance bonus of up to 200% of Mr. Hudson’s annual salary as determined by the Board. Mr. Hudson will also be entitled to participate in all other benefits, perquisites, vacation days, benefit plans or programs of the Corporation which are available generally to other Corporation executives. In addition, the Corporation granted Mr. Hudson the option to acquire shares of common stock of the Corporation equal to 1,496,993 at a strike price equal to the closing price of the Corporation’s common stock as of June 27, 2006 ($.70 per share) (“Employee Options”). In accordance with the option agreement (attached hereto as Exhibit 10.2 ) (i) 25% of the Employee Options vested upon execution of the Agreement, and (ii) 25% shall thereafter vest on the yearly anniversary of the Agreement over the next three (3) years. Further, the Employee Options are governed by an option agreement between Mr. Hudson and the Company. The description of such Employee Options and the related option agreement is qualified in its entirety by reference to such agreement, which is attached as Exhibit 10.2 and is incorporated herein by reference.

Mr. Hudson’s Agreement also includes a grant of an option to acquire 2,993,985 shares of the Corporation’s common stock for a strike price equal to per share common stock price of the Next Equity Financing (as defined below) ; provided that if such Next Equity Financing does not occur on or prior to June 27, 2007, such exercise price shall be equal to $.70 as an incentive to attain certain revenue objectives. The Performance Options shall vest on the following basis:  upon each realization by the Company of an incremental $2.0 million of third party service and/or maintenance revenue from new customers, with gross margins in excess of 35%, pursuant to an agreement of one year or more, Mr. Hudson shall vest, incrementally, in 199,599 option shares of the total number of Performance Options, up to a total of such available Performance Options.  Notwithstanding, Mr. Hudson shall have authority, subject to the Board approval, to direct the allocation of such Performance Options to other Company executives. The description of such Performance Options and the related option agreement is qualified in its entirety by reference to such agreement, which is attached as Exhibit 10.3 and is incorporated herein by reference.

The Agreement provides for customary severance and an acceleration of unvested Employee Options and Performance Options in the event the Corporation terminates Mr. Hudson’s employment without cause or if Mr. Hudson terminates for “good reason.” Additionally, the Employees Options and Performance Options immediately vest and become exercisable in the event of a “change of control” (as defined in the Agreement) of the Corporation in the event the unvested options are not substituted or continued by the acquirer. Finally, the Agreement provides for additional payments to Mr. Hudson in the event some of the compensation payable to Mr. Hudson upon a change of control exceeds certain limitations contained in the Internal Revenue Code of 1986, as amended.

Mr. Hudson has agreed to defer any current payment of his base salary and forgo any coverage and/or benefits under any and all medical insurance, life insurance, and pension plans of the Company until the earlier of: (A) the closing of a capital raise by the Corporation in a minimum aggregate gross proceeds of $6.0 million (the “Next Equity Financing”); and (B) September 30, 2006; provided, that such base salary shall accrue and be payable upon the earlier to occur. In the event the Next Equity Financing is not successfully completed by September 30, 2006, the Agreement provides that either party may terminate the Agreement, in which case, Mr. Hudson is entitled to vested Employee Options and the Corporation is not obligated to pay Mr. Hudson severance.

The description of the Employment Agreement set forth above is qualified in its entirety by reference to the agreement, which is attached as Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.02 Departure Of Directors Or Principal Officer; Election Of Directors; Appointment Of Principal Officers.

Lee Wiskowski and Douglas Stukel have tendered their resignations as the current Co-Chief Executive Officers of the Corporation, effective June 28, 2006. The Board appointed effective concurrently Mr. Wiskowski Executive Vice President of Corporate Finance and Mr. Stukel Executive Vice President of Corporate Development. Neither is party to an employment agreement with the Corporation. Messrs. Wiskowski and Stukel also each serve as an officer and director of Health Partnership, Inc. and Mountains West Exploration, Inc.

The Corporation appointed Thomas G. Hudson as a Director of the Corporation, effective June 28, 2006. Mr. Hudson’s appointment to the Board was to fill an existing vacancy therein. Prior to joining the Corporation, Mr. Hudson served as chairman and chief executive officer of Computer Network Technology Corporation (“CNT”) from 1999 through June, 2005, whose shares traded on Nasdaq before being acquired by McDATA Corporation when he also joined McDATA's board of directors. Mr. Hudson also currently serves as a board member of Plato Learning, Inc and Incentra Solutions, Inc.

The appointment of Mr. Hudson to the position of CEO was pursuant to an Employment Agreement, which is attached as Exhibit 10.1 and more fully described in Section 1.01 above and is incorporated herein by reference. None of Mr. Hudson’s family members hold executive office or a seat on the Board.

The Corporation’s press release announcing the appointment of Mr. Hudson is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 8.01  Other Events.

On June 28, 2006, the Corporation issued a press release announcing the appointment of Mr. Hudson as CEO is attached hereto and incorporated herein by reference as Exhibit 99.1.

Exhibit No. Description of Exhibit

Exhibit 10.1 Employment Agreement by and between Thomas G. Hudson and the Corporation, dated June 28, 2006.

Exhibit 10.2 Stock Option Agreement by and between Thomas G. Hudson and the Corporation, dated June 28, 2006.

Exhibit 10.3 Performance Option Agreement by and between Thomas G. Hudson and the Corporation, dated June 28, 2006.

Exhibit 99.1 Press Release entitled “Capital Growth Systems Names Tom Hudson Chief Executive Officer, ” dated June 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/ Derry L. Behm
Derry L. Behm,
Chief Financial and Accounting Officer

Dated: July 5, 2006

EXHIBIT INDEX

Exhibit 10.1 Employment Agreement by and between Thomas G. Hudson and the Corporation, dated June 28, 2006.

Exhibit 10.2 Stock Option Agreement by and between Thomas G. Hudson and the Corporation, dated June 28, 2006.

Exhibit 10.3 Performance Option Agreement by and between Thomas G. Hudson and the Corporation, dated June 28, 2006.

Exhibit 99.1 Press Release entitled “Capital Growth Systems Names Tom Hudson Chief Executive Officer, ” dated June 29, 2006.